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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                         BELLWETHER EXPLORATION COMPANY
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
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     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:
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                         BELLWETHER EXPLORATION COMPANY
                             1331 LAMAR, SUITE 1455
                            HOUSTON, TEXAS 77010-3039
                                 (713) 495-3000



To the Stockholders of Bellwether Exploration Company:

         On April 26, 2001, we mailed a joint proxy/prospectus/annual report soliciting your proxy to vote on the matters to be acted upon at our annual meeting of stockholders, including our proposed merger with Bargo Energy Company. The proxy card enclosed with these materials contained a printing error, incorrectly stating that the date of the meeting is May 11, 2001 instead of May 16, 2001.

         Bellwether will accept the proxy card with the incorrect date at the annual meeting for purposes of voting your shares. Therefore, if you have already mailed your proxy card there is no need for you to take further action for your shares to be voted as provided on the proxy card. We have enclosed a proxy card with the correct date for your use if you have not yet voted.

         If you require any assistance to vote, please call MacKenzie Partners, Inc. at 1-800-322-2885 or Lance Weaver at (713) 495-3000.

                                                     Yours truly,

                                                     /s/ ROLAND E. SLEDGE

                                                     Roland E. Sledge
                                                     General Counsel
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INVESTOR NOTICE

         Investors and security holders are urged to read the joint proxy statement/prospectus/annual report included in the Registration Statement on Form S-4 filed with the SEC in connection with the proposed merger because it contains important information. Bellwether and Bargo have filed the joint proxy statement/prospectus/annual report with the SEC. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus/annual report and other documents filed by Bellwether and Bargo with the SEC at the SEC's web site at www.sec.gov. The joint proxy statement/prospectus/annual report and such other documents (relating to Bellwether) may also be obtained for free from Bellwether by directing such request to: Bellwether Exploration Company, 1331 Lamar, Suite 1455, Houston, Texas 77010, Attention: Lance Weaver; telephone:
(713) 495-3061; e-mail: weaverl@bellwetherexp.com. The joint proxy statement/prospectus/annual report and such other documents (relating to Bargo) may also be obtained for free from Bargo by directing such request to: Bargo Energy Company, 700 Louisiana, Suite 3700, Houston, Texas 77002, Attention:
Jerry Sears; telephone: (713) 236-9792; e-mail: jsears@bargo.com.

         Bellwether, its directors, executive officers and certain members of management and employees may be considered "participants in the solicitation" of proxies from Bellwether's stockholders in connection with the merger. Information regarding such persons and a description of their interests in the merger is contained in the Registration Statement on Form S-4.

         Bargo, its directors, executive officers and certain members of management and employees may be considered "participants in the solicitation" in connection with the merger. Information regarding such persons and a description of their interests in the merger is contained in the Registration Statement on Form S-4.

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